UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
April 12, 2006
(Date of earliest event reported)
CAPTEC FRANCHISE CAPITAL PARTNERS L.P. IV
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-9371	38-3304096
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 Frank Lloyd Wright Drive
Lobby L, 4th Floor
Ann Arbor, Michigan		48106
(Address of Principal Executive Offices)		(Zip Code)
(734) 994-5505
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
Item 9.01. Financial Statements and Exhibits.
Forward-Looking Statements
SIGNATURES
Exhibit Index
Purchase and Sale Agreement

Item 2.01. Completion of Acquisition or Disposition of Assets.
     On April 12, 2006, Captec Franchise Capital Partners L.P. IV (the “Partnership”) and Millco-Southgate Beef LLC (“Millco”) consummated a transaction pursuant to which the Partnership sold to Millco the Partnership’s property located in Southgate, Michigan and the related real property lease between the Partnership and RTM, Inc. (and subsequently assigned to Sybra, Inc.) for a purchase price of $1,000,000.
     In January 2006, the Partnership received final notice from Edward O. Greer and Clara Greer, Husband and Wife (Greer) that Greer was exercising its right to terminate the Agreement of Sale dated November 10, 2005 pursuant to which the Partnership agreed to sell to Greer the Partnership’s property in Southgate, Michigan.
     Affiliates of Millco have acted as brokers to certain real estate transactions with affiliates of the Partnerships.
Item 9.01. Financial Statements and Exhibits.
(a)	No financial statements are required to be filed as part of this Form 8-K.

(b)	No pro forma financial information is required to be filed as part of this Form 8-K.

(c)	The following exhibit is filed as part of this Form 8-K:
99	Purchase and Sale Agreement between Millco Acquisition Company LLC and Captec Franchise Capital Partners L.P. IV, dated February 9, 2006, Amendment to Agreement of Sale between Millco Acquisition Company LLC and Captec Franchise Capital Partners L.P. IV dated 3/16/06, and Assignment to Agreement of Sale between Millco Acquisition Company LLC and Millco-Southgate Beef LLC and acknowledged by Captec Franchise Capital Partners L.P. IV
Forward-Looking Statements
     This Form 8-K contains forward-looking statements, which are any statements other than statements of historical fact. As utilized in this document, words such as “intends,” “anticipates,” “expects,” “will,” “could,” “estimate” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements, including statements concerning anticipated future revenues, by their nature involve substantial risks and uncertainties, many of which are beyond the Partnership’s control and the Partnership’s actual results may differ materially depending on a variety of important factors. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this Form 8-K. The Partnership disclaims any obligation to update or revise these forward-looking statements to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events, except as may be required by law.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CAPTEC FRANCHISE CAPITAL PARTNERS L.P. IV

By:	GP4 Asset Acquisition, LLC
General Partner of Captec Franchise Capital Partners L.P. IV

By:	/s/ Patrick L. Beach
Patrick L. Beach
President

Date:	April 17, 2006

Exhibit Index

Exhibit No.	Description

99	Purchase and Sale Agreement between Millco Acquisition Company LLC and Captec Franchise Capital Partners L.P. IV, dated February 9, 2006, Amendment to Agreement of Sale between Millco Acquisition Company LLC and Captec Franchise Capital Partners L.P. IV dated 3/16/06, and Assignment to Agreement of Sale between Millco Acquisition Company LLC and Millco-Southgate Beef LLC and acknowledged by Captec Franchise Capital Partners L.P. IV